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                                                                      EXHIBIT 10


                                                               November 30, 1998


INTRUST Funds Trust
105 North Main Street
Box One
Wichita, Kansas 67202


Re: INTRUST Funds Trust (Registration No. 333-22215)
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Dear Sir/Madam:

It is our opinion that the securities being registered will when sold, be legally issued, fully paid and non-assessable and we hereby consent to the reference to our firm as Counsel in Post-Effective Amendment No. 7 to Registration No. 333-22215.


                                      Sincerely,

                                      Paul, Weiss, Rifkind, Wharton & Garrision